UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2016

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue, Austin, Texas 78701	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 236-6555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

The information set forth in response to Item 2.03 is hereby incorporated in response to this item.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 29, 2016, Pacific Coast Oil Trust (the “Trust”) entered into an Amended and Restated Promissory Note (the “Note”) with Pacific Coast Energy Company LP (“PCEC”), which amends and restates a Promissory Note dated February 25, 2016 (the “Initial Note”), made by the Trust for an initial principal amount of $232,000, payable to PCEC. A total of $1,037,463 is currently outstanding under the Note, reflecting net increases in the principal and interest amounts, as permitted thereunder, since the execution of the Initial Note.

The Note evidences the amounts PCEC has loaned to the Trust to enable the Trust to pay its administrative expenses as the Trust did not otherwise have sufficient cash to pay its ordinary course administrative expenses as they became due.

The maturity date of the Note is March 31, 2018. The Note bears interest at (1) 8.50% per annum from February 25, 2016 to August 9, 2016, and (2) 4.0% per annum from August 10, 2016 until maturity.  Payments of principal and interest on the Note will be made by offsetting amounts due under the Note from time to time against amounts due to the Trust from PCEC pursuant to the Conveyance of Net Profits Interest and Overriding Royalty Interest executed on June 15, 2012 from PCEC to The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust.

The Trust may prepay the Note in whole or in part without being required to pay any penalty or premium.

The Trust and The Bank of New York Mellon Trust Company, N.A., in its role as trustee of the Trust, are each a party to a number of agreements with PCEC relating to the formation of the Trust.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the full text of the Note, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1                        Amended and Restated Promissory Note, dated September 29, 2016, payable to Pacific Coast Energy Company LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust
By:	The Bank of New York Mellon Trust Company,
N.A., as Trustee

By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date:  October 4, 2016

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Promissory Note, dated September 29, 2016, payable to Pacific Coast Energy Company LP